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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 12, 2000 (May 10, 2000)
                                                 -------------------------------

                         takeoutmusic.com Holdings Corp.
               (Exact Name of Registrant as Specified in Charter)

         Washington                      333-07727              98-0138706
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


381 Broadway, Suite 201, New York, NY                              10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 871-0714
                                                   -----------------------------

                        Shampan, Lamport Holdings Limited
               1260-609 Granville Street, Vancouver, B.C. V7Y 1G5
--------------------------------------------------------------------------------
           Former Name and Former Address (Changed Since Last Report)


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Item 4. Change in Registrant's Certifying Accountant.

         By resolution of the Board of Directors adopted as of May 10, 2000, the Board of Directors of the Company approved the engagement of Arthur Andersen LLP as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of Moss Adams LLP, who were dismissed as auditors of the Company effective May 10, 2000.

         The reports of Moss Adams LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to audit scope, or accounting principles. However, such reports included a qualification concerning the ability of the Company to continue as a going concern and that the financial statements of the Company did not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of that uncertainty.

         In connection with the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the subsequent interim periods, there were no disagreements with Moss Adams LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Moss Adams LLP would have caused Moss Adams LLP to make reference to the matter in their report.

         The Company has requested Moss Adams LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 10, 2000, is filed as Exhibit 16 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) and (b) - Not Applicable

         (c) Exhibits

         1. Letter from Moss Adams LLP required pursuant to Rule 304(a)(3) of Regulation S-B.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         takeoutmusic.com Holdings Corp.

                                            /s/ Mori S. Ninomiya
                                         ---------------------------------------
                                         Name:  Mori S. Ninomiya
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


Dated:  May 12, 2000